Right-of-use assets	12 Months Ended
Dec. 31, 2022
Disclosure of quantitative information about right-of-use assets [abstract]
Right-of-use assets
15. Right-of-use assets

Accounting policy
Right-of-use assets comprise mining equipment, vehicles and office rentals (included in the mine development, infrastructure and other asset class) of which none meet the definition of investment property. These right-of-use assets comprise the initial measurement of the corresponding lease liability, any initial direct costs incurred by the lessee, and an estimate of costs to be incurred by the lessee in dismantling and removing the underlying asset, restoring the site on which it is located or restoring the underlying asset.
Right-of-use assets are subsequently measured at cost less accumulated depreciation and impairment losses if applicable. The assets are depreciated over the shorter period of the lease term and useful life of the underlying asset.
If a lease transfers ownership of the underlying asset, or the cost of the right-of-use asset reflects that the Group expects to exercise a purchase option, the related right-of use asset is depreciated over the useful life of the underlying asset. The depreciation starts at the commencement date of the lease.

Refer to the lease liabilities note (see note 29) for additional detail.

Figures in million – SA rand	Notes	2022	2021	2020
Balance at beginning of the year		222	296	361
Additions and modifications		45	65	66
Right-of-use assets acquired on acquisition of subsidiaries	16	109	—	—
Impairment of mining assets		—	(28)	—
Depreciation		(101)	(112)	(124)
Transfers and other movements		(2)	—	(8)
Foreign currency translation		6	1	1
Balance at end of the year		279	222	296